UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2006


                             NetScout Systems, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       0000-26251                                           04-2837575
 ------------------------                      ---------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)


310 Littleton Road, Westford, Massachusetts                     01886
-------------------------------------------                  ----------
  (Address of Principal Executive Offices)                   (Zip Code)


                                 (978) 614-4000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable

          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On July 11, 2006, Kenneth T. Schiciano, one of the members of the Board of Directors of NetScout Systems, Inc. ("Company"), notified the Company that he will not stand for re-election at the Annual Meeting of Stockholders of the Company currently scheduled to be held on September 13, 2006 (the "2006 Annual Meeting"). Mr. Schiciano has informed the Company that he will continue to serve as a director of the Company until the 2006 Annual Meeting, when his term as a Class I director of the Company expires.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 NETSCOUT SYSTEMS, INC.

                                 By:  /s/ David P. Sommers
                                      ------------------------------------------
                                      David P. Sommers
                                      Chief Financial Officer and
                                      Senior Vice President, General Operations

Date: July 14, 2006